EXHIBIT 10.2

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

COST ALLOCATION AGREEMENT

This COST ALLOCATION AGREEMENT (this “Agreement”) is entered into and effective as of May 4, 2009 by and between ELI LILLY AND COMPANY, a corporation organized and existing under the laws of the State of Indiana, whose principal place of business is Lilly Corporate Center, Indianapolis, Indiana, 46285, United States of America (“Lilly”) and AMYLIN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware, whose principal place of business is 9360 Towne Centre Drive, San Diego, California 92121, United States of America (“Amylin”).  Unless otherwise designated, capitalized terms used but not otherwise defined herein shall have the meanings provided in the Collaboration Agreement (defined below).

WHEREAS, Lilly and Amylin are parties to several agreements, including:  (i) that certain Collaboration Agreement, dated September 19, 2002, as amended to date (the “Collaboration Agreement”) (including by the Amendment to Collaboration Agreement, dated October 31, 2006 (the “Amendment”)) and (ii) that certain Exenatide Once Weekly Supply Agreement, dated October 16, 2008 (the “EQW Agreement” and together with the Collaboration Agreement, the “Impacted Agreements”);

WHEREAS, each of the Impacted Agreements provide that the Parties will share certain costs related to the collaboration;

WHEREAS, the Parties have had on-going discussions regarding the proper allocation of global Development and Commercialization Costs under the Collaboration Agreement; and

WHEREAS, the Parties now wish to enter into this Agreement to (i) set forth the terms upon which all Development Costs, Commercialization Costs, and EQW Manufacturing Development Costs, incurred from and after January 1, 2009 in connection with the Impacted Agreements, will be shared by the parties, and (ii) adjust the royalties paid to Amylin in connection with sales of Products outside the United States from and after January 1, 2009.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lilly and Amylin agree as follows:

1.                                      Cost Sharing.  Except as otherwise set forth below, effective as of and after January 1, 2009, all Development Costs, Commercialization Costs, and EQW Manufacturing Development Costs (as defined in the EQW Agreement) which are subject to cost-sharing provisions in the Impacted Agreements shall be shared by the Parties as follows:

(a)                                US Costs.  Notwithstanding anything to the contrary in the Impacted Agreements, Lilly shall pay 50% and Amylin shall pay 50% of the Development Costs and/or Commercialization Costs associated with activities undertaken with the expectation of generating utility predominantly in the United States (“US Costs”), regardless of the degree of utility actually realized in the Territory outside the United States (“OUS”), including by way of example and without limitation,  Study GWCO costs, Amylin-Lilly Grant Office (“ALGO”) costs, US sales force costs, and US marketing and commercialization expenses.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)                                OUS Costs.  Notwithstanding anything to the contrary in the Impacted Agreements, Lilly shall pay 100% of the Development Costs and/or Commercialization Costs associated with activities undertaken with the expectation of generating utility predominantly OUS (“OUS Costs”), including by way of example and without limitation, , Study GWCL costs, Study GWCK costs, the UK Detemir study costs, OUS BID Development Trial Costs, OUS BID Commercialization Trial Costs, OUS Non-BID Development Trial Costs, OUS Non-BID Commercialization Trial Costs and OUS BID Product Development Costs (each as defined in the Amendment).

(c)                                Global Costs.  Notwithstanding anything to the contrary in the Impacted Agreements, Lilly shall pay 53% of Global Costs and Amylin shall pay 47% of Global Costs.  “Global Costs” are Development Costs and Commercialization Costs associated with activities undertaken with the expectation of generating utility in both the U.S. and OUS, including by way of example and without limitation, the CV Outcomes Trial costs, costs associated with the 2009 development program for transdermal, Study 108 costs, Study GWCH costs, and costs associated with developing the RTU formulation.  The parties specifically agree that EQW Manufacturing Development Costs, including EQW pen manufacturing development costs, shall be Global Costs.  The parties specifically agree that the costs of Dual Use Studies (as defined in the Amendment) shall be Global Costs; provided, however, that the costs of Dual Use Studies shall not be Global Costs before April 1, 2009, and the costs of such Dual Use Studies shall continue to be shared by the parties pursuant to the Dual Use Cost Allocation set forth in paragraph 3(c)(ii)b of the Amendment until and including March 31, 2009.

For the avoidance of doubt, Commercialization Costs, as such term is used in this Agreement, includes Reimbursable Marketing Expenses.

(d)                                Designation of Costs.

(i)                                    Development Costs and Commercialization Costs shall be designated “Global”, “US”, or “OUS,” in good faith, by the relevant Alliance committee, which shall include, if appropriate, the Exenatide Leadership Team (the “ELT”), and approved by the Alliance Steering Committee (“ASC”) at the time plans applicable thereto are made.  If the Parties cannot agree in good faith on the designation of a particular cost, the Parties reserve their respective rights under the dispute resolution provisions of the Collaboration Agreement.  For costs associated with activities that are underway as of the date of this Agreement, the ASC shall, in good faith, designate such costs as “Global”, “US”, or “OUS” at the next ASC Meeting after the date of this Agreement and, if the Parties cannot agree in good faith on the designation of a particular cost, the Parties reserve their respective rights under the dispute resolution provisions of the Collaboration Agreement.

(ii)                                Once a cost or expense has been designated as any of “Global”, “US”, or “OUS”, then such designation shall not be subject to revision unless agreed to by the ASC; provided, however, that while this provision shall in no way eliminate the recharacterization procedure described in Section 3(c) of the Amendment, such recharacterization procedure shall require the approval of any successor committee to the GDCC (as defined in the Amendment).

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(iii)                            This Section 1(d) shall supersede any grant of authority to designate costs as US Costs or OUS Costs pursuant to either Section 3.1 of the EQW Agreement or Section 4.3(a) (iii) of the Collaboration Agreement.

(e)                                Other Costs.  The responsibility for the following costs and expenses shall not be altered, changed or otherwise affected by this Agreement:

(i)                                    “Actual Manufacturing Costs” As defined in Section 1.2 of the EQW Agreement;

(ii)                                The costs of the studies referenced in paragraph 2 of that certain letter agreement, dated May 23, 2007, between Lilly and Amylin;

(iii)                            “costs of recall” referenced in Section 7.1 of the EQW Agreement;

(iv)                               “wind down costs” referenced in Section 11.4(b) of the EQW Agreement;

(v)                                   costs incurred in connection with a Technology Transfer (as defined in Section 11.4(e)(2) of the EQW Agreement);

(vi)                               “costs or expenses associated with or related to NovaQuest” referenced in Section 3.4 of the Addendum to September 19, 2002 U.S. Co-Promotion Agreement, between the Parties, and effective May 8, 2008;

(vii)                           costs of “equipment and other capital expenditures” incurred in the conduct of Commercialization activities as described in the last sentence of Section 4.4(b) of the Collaboration Agreement and in the conduct of research and Development activities as described in the last sentence of Section 4.3(b) of the Collaboration Agreement; and

(viii)                       costs of Audits pursuant to Section 4.9(e) of the Collaboration Agreement.

For avoidance of doubt, that certain Device Development and Manufacturing Agreement between the Parties, dated July 1, 2003, and the cost sharing provisions therein, is not amended or otherwise impacted by this Agreement.

2.                                      Allocation of Global Costs to U.S. Operating Profit/Loss.  Section 4.5(a) of the Collaboration Agreement is hereby amended and restated in its entirety as follows:

“(a)                           Profit/Loss Share in the US.  [***], Amylin will prepare an Operating Profit/(Loss) report related to the U.S. Operating Profit/(Loss) which will equal Net Sales less Cost of Product Sold less Development Costs less Commercialization Costs.  Development Costs and Commercialization Costs which the Parties are sharing as Global Costs and US Costs (as defined in that certain Cost Allocation Agreement dated May 4, 2009 between the Parties) shall be added back to the Operating Profit or Loss to arrive at the Adjusted US Operating Profit/Loss (“Adjusted US Operating Profit”).  The Adjusted U.S. Operating Profit report shall be completed within [***].

The Adjusted U.S. Operating Profits or Losses in the U.S. shall be allocated 50% to Lilly and 50% to Amylin.”

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.                                      OUS Royalties.  Effective for royalties payable to Amylin based on the aggregate annual Gross Margin (OUS) for calendar year 2009 and all future calendar years, the royalty rates provided for in Section 2 of the Amendment (the “Royalty Rates”), are hereby amended such that references to [***]% shall be replaced with [***]% and references to [***]% shall be replaced with [***]%.

4.                                      Cost Settlement Procedure for Q1 2009.  Costs incurred by the parties from January 1, 2009 through the execution of this Agreement shall be compiled by Amylin and settled in accordance with the Status Quo Agreement for Q1 2009.  These expenses will then be adjusted in accordance with this Agreement and included as a true-up in the Q2 2009 settlement.

5.                                      Conforming Changes.

(a)                                Section 8.1(c) of the Collaboration Agreement is hereby amended to read in its entirety as follows:

“In the event of any product liability or other Third Party claim in which both Parties are asserted to be liable and neither is entitled to indemnification hereunder, the Parties shall treat such Damages as (i) US Costs (as defined in that certain Cost Allocation Agreement dated May 4, 2009 between the Parties) if such claim relates predominantly to the U.S.; (ii) OUS Costs (as defined in that certain Cost Allocation Agreement dated May 4, 2009 between the Parties) if such claim relates predominantly to the Territory outside the U.S.; or (iii) Global Costs (as defined in that certain Cost Allocation Agreement dated May 4, 2009 between the Parties) if such claim relates both to the US and to the Territory outside the U.S.  In the case of any such claim relating to the Territory outside the U.S.,(i) any amounts owed to Lilly pursuant to this Section 8.1(c) shall be paid as part of the periodic settlement process contemplated under Section 4.9(a) of the Agreement and (ii) in the event such amount is due to Lilly at anytime prior to the  expiration of one year from the date of the first Product Launch in the first country outside the U.S., the amount due to Lilly shall initially be treated as a credit against royalties due from Lilly hereunder for such first year, and thereafter any remaining amount due shall be paid through the periodic settlement process for the first Calendar Quarters immediately following such first year.”

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)                                The last sentence of the introductory paragraph in Section 4.4 of the EQW Agreement shall be amended and restated in its entirety to read as follows: “Prior to any approved change in the Manufacturing process or Specifications, the Parties shall identify, and, if needed, allocate between Global, U.S. and O.U.S., all costs and risks, including development costs, resulting from the changes, and a timeline for implementing the changes.”

(c)                                The composite reports called for in Sections 4.3(b) and 4.4(b) of the Collaboration Agreement will separately itemize costs incurred related to the Product that are US Costs, OUS Costs and Global Costs and will compute the net amount of costs due to Lilly or to Amylin using the cost-sharing percentages provided for in this Agreement.

6.                                      Settlement of Existing Cross-Charging Corrections and Procedure for Future Settlement of Cross-Charging Corrections. In the event either Amylin or Lilly discover the need for a correction in calculating, either for purposes of Section 4.5 of the Collaboration Agreement or for any agreement between the Parties which utilizes Section 4.5 of the Collaboration Agreement as the process to settle payments between the Parties, the amount of Development Costs, Commercialization Costs, or EQW Manufacturing Development Costs incurred by such Party during any previous [***], it will promptly notify the other Party of such discovery.  The Parties will then meet to discuss the validity and appropriateness of the correction.  If the Parties agree that such correction should be settled and collectively verify the amounts to be corrected, then such corrected amounts shall be included in the following [***] settlement between the Parties pursuant to Section 4.5 of the Collaboration Agreement for the [***] in which the Parties agree the correction should be included; provided, however, that only corrections for expenses that have occurred within the previous [***] prior to the date of the notice described in the first sentence of this paragraph shall be eligible for correction.  Section 4.9(e) of the Collaboration Agreement shall continue to apply for a Party to audit the books and records of the other Party.  If the parties do not agree on the validity and appropriateness of the requested correction, the dispute resolution process as set forth in the Collaboration Agreement shall apply.

7.                                      Disputed Charges.  In the event of a dispute concerning charges associated with the ongoing [***] settlement process, neither Party has the right to withhold payment of submitted expenses unless the withheld charges have been the subject of a discussion between the Parties’ most senior representatives to the ASC.

8.                                      Entire Agreement.  This Agreement and the Impacted Agreements (as amended hereby) together constitute the full and entire understanding and agreement between the Parties with regard to the subject matter hereof.  The undersigned parties who are parties to the Impacted Agreements hereby agree, as evidenced by their signatures hereto, that any provisions with respect to (i) the Royalty Rates and (ii) the parties’ respective responsibilities for Development Costs and Commercialization Costs under the Impacted Agreements which are contrary to the provisions of this Agreement are hereby superseded in their entirety by this Agreement and shall have no further force or effect whatsoever.  In the case of a conflict between this Agreement and any of the Impacted Agreements, this Agreement shall control.  Except as amended by this Agreement, the terms and conditions of the Impacted Agreements shall remain in full force and effect.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.                                      Amendment and Waiver.  Any provision of this Agreement may be amended only with the written consent of each of the Parties.  The waiver by either Party hereto of any right hereunder, or the failure to perform, or a breach, by the other Party, will not be deemed a waiver of any other right hereunder, or of any other breach or failure by said other Party, whether of a similar nature or otherwise.

10.                               Term.  This Agreement shall terminate upon the termination of the Collaboration Agreement.

11.                               Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding its conflicts of laws principles.

12.                               Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

[SIGNATURE PAGE FOLLOWS]

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the Parties hereto have duly executed this Cost Allocation Agreement as of the date first set forth above.

ELI LILLY AND COMPANY		AMYLIN PHARMACEUTICALS, INC.

By:	/s/ John C. Lechleiter	By:	/s/ Mark J. Gergen

Name:	John C. Lechleiter	Name:	Mark J. Gergen

Title:	Chairman, President and CEO	Title:	SVP Corp. Development

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